UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________


                                   FORM 8-K



                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: November 25, 1997
                 (Date of Earliest Event Reported): __________

                         NOTE BANKERS OF AMERICA, INC.
             (Exact name of Registrant as specified in its charter)

          Texas            0 - 12240                 84-0882076
     (state or other    (Commission File       (I.R.S. Employer
     jurisdiction of         Number)        identification No.)
     incorporation)


                         C/O M. Stephen Roberts, Esq.
                           One Riverway, Suite 1700
                             Houston, Texas 77056

              (Address of Principal Executive Offices)(Zip Code)


                                (713) 961-2696

            (Registrant's  telephone number, including area  code)


                      770 South Post Oak Lane, Suite 690
                               Houston, TX 77056

        (Former name or former address, if changed since last report.)

ITEM  1.          Changes  in  Control  of  Registrant.

On  November  6, 1997, Note Bankers of America, Inc. (the "Registrant"), Allen
E. Myers ("Myers") and E. Donald DeYoung ("DeYoung") the principal shareholders of Registrant (the "Principal Shareholders") consummated an agreement ("Debt Release Agreement") with M. Stephen Roberts, Esq. ("Roberts") pursuant to which control of the Registrant shifted to Roberts. Pursuant to the Debt Release Agreement, Myers and DeYoung transferred 9,265,500 and 9,374,500 shares respectively of Registrant's "unregistered" and "restricted" common stock to Roberts in exchange for Roberts' release of Registrant from a $35,000 obligation for legal services. The total of 18,640,000 shares of Registrant transferred to Roberts by the Principal Shareholders represented approximately 80% of the outstanding stock of the Registrant following the transfer.

Immediately upon consummation of the Transfer, M. Stephen Roberts was elected to the board of directors of the Registrant.

ITEM  2.          Acquisition  or  Disposition  of  Assets.

Disposition  of  Assets:

On November 6, 1997, the Registrant sold (i) 100% of the common stock of Private Mortgage Bankers, Inc. ("PMB"), a wholly owned subsidiary of Registrant, to Allen E. Myers for nominal consideration and (ii) 100% of the common stock of Life Today, Inc. ("Life Today"), a wholly owned subsidiary of Registrant, to Richard E. Perry for nominal consideration, all pursuant to an Agreement dated November 6, 1997 between (i) the Registrant,(ii) PMB, and
(iii) Life Today, (iv) Allen E. Myers, (v) Richard E. Perry and (vi) E. Donald DeYoung (the "Disposition"). This disposition represented the sale of substantially all of the remaining assets of Registrant. Myers was a former owner of PMB, an officer and director of Registrant and a director of PMB and Life Today. Perry was a former owner of Life Today and an officer of Life Today. As further consideration for the transfers, Myers and PMB and Perry and Life Today agreed to indemnify and hold harmless Registrant from certain debts and obligations arising from the respective business operations of PMB and Life Today.

The Disposition was approved by written consent of a majority of shareholders of Registrant signed by the Principal Shareholders and executed and delivered as provided for in the Articles of Incorporation.

Acquisition  of  Assets:

Upon consummation of the Disposition, Registrant consummated the acquisition of 100% of the common stock of RRD Enterprises, Inc. pursuant to a Share Exchange Agreement dated November 6, 1997 ("Share Exchange") between (i) Registrant, (ii) RRD, (iii) Denny C. Pearce, the record owner of 10,000 shares of common stock of RRD, (iv) Richard C. Pearce, the record owner of 1,429 shares of common stock of RRD, and Roger K. Pearce, the record owner of 1,429 shares of common stock of RRD, which 12,858 shares of RRD constituted 100% of the issued and outstanding capital stock of RRD (the "RRD Shareholders"). NBA exchanged, in a stock for stock exchange, a total of 1,000,000 shares of its $.001 par value per share common stock for 100% of the issued and outstanding shares of capital stock of RRD, making RRD a wholly owned subsidiary of NBA. No cash or other consideration was tendered in connection with the Share Exchange. Upon completion of the Share Exchange NBA had a total of 24,555,000 of its $.001 par value per share common stock issued and outstanding, of which a total of 1,000,000 shares or 4.07% are held by the RRD Shareholders and 23,555,000 were held by non-RRD shareholders.

RRD is a Nevada corporation in the business of managing its investments in notes and oil and gas interests.

The shares of Common Stock received by the stockholders of RRD are not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Section 4(2) of the Securities Act.

The transaction was accomplished through arms-length negotiations between NBA's new management and RRD's management. There was no material relationship between the stockholders of RRD or any of RRD's affiliates, any of Registrant's directors or officers, or any associate of any such Registrant director or officer, prior to this transaction.

ITEM  5.          Other  Events.

In connection with the Exchange and the change in control of Registrant, the Registrant relocated its principal executive offices to the offices of M. Stephen Roberts, Esq., located at One Riverway, Suite 1700, Houston, Texas 77056. Additionally, Allen E. Myers, Chairman and CEO of the Registrant prior to the Exchange, E. Donald DeYoung, president of the Registrant prior to the Exchange and William T. Herndon, Secretary/Treasurer of the Registrant prior to the Exchange, all resigned and the Registrant appointed the following officers:

          M.  Stephen  Roberts                    President
          M.  Stephen  Roberts                    Secretary/Treasurer

By written consent of a majority of shareholders dated November 6, 1997, the shareholders approved the Disposition. By written consent of a majority of shareholders dated November 6, 1997, M. Stephen Roberts was elected to the board of directors of Registrant. By unanimous written consent of directors immediately thereafter, the newly elected board elected new officers.

ITEM  6.          Resignations  of  Registrant's  Directors.

In connection with the Disposition and the change in control of Registrant, Allen E. Myers, E. Donald DeYoung and Louis J. Blenderman, being all of Registrant's directors, declined to stand for re-election and resigned effective November 6, 1997. The letters of resignation did not request the disclosure of any disagreement with Registrant regarding the resignation or refusal to stand for re-election.

ITEM  7.          Financial  Statements  and  Exhibits.

     (a)          Financial  Statements  of  Businesses  Acquired

It is impractical to provide the required financial statements for RRD Enterprises, Inc. at the time this report is being filed. The required financial statements of RRD will be filed as an amendment to this report on Form 8-K/A as soon as practicable but not later than 60 days after the date this report must be filed .

     (b)          Pro  Forma  Financial  Information

It is impractical to provide the required pro forma financial information for RRD Enterprises, Inc. at the time this report is being filed. The required pro forma financial information of RRD will be filed as an amendment to this report on Form 8-K/A as soon as practicable but not later than 60 days after the date this report must be filed.

     (c)          Exhibits

          2.1 Agreement dated November 6, 1997 between (i) the Registrant,(ii) PMB, and (iii) Life Today, (iv) Allen E. Myers, (v) Richard E. Perry and (vi) E. Donald DeYoung (the "Disposition"). (1)

          2.2 Debt Release Agreement dated November 6, 1997 between Note Bankers of America, Inc., E. Donald DeYoung , Allen E. Myers, and M. Stephen Roberts, Esq. (1)

          (1)                    To  be  filed  by  amendment.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NOTE  BANKERS  OF  AMERICA,  INC.



Dated:  November  25,  1997               BY: /S/ M. Stephen Roberts
                                             ---------------------------------
                                              M.  STEPHEN  ROBERTS,  President


                         NOTE BANKERS OF AMERICA, INC.

                                 EXHIBIT INDEX


Exhibit No.  Description                                      Page
        2.1  Agreement dated November 6, 1997 between (i)
             the Registrant,(ii) PMB, and (iii) Life Today,
             (iv) Allen E. Myers, (v) Richard E. Perry and
             (vi) E. Donald DeYoung (the "Disposition"). (1)
        2.2  Debt Release Agreement dated November 6, 1997
             between Note Bankers of America, Inc., E.
             Donald DeYoung , Allen E. Myers, and M.
             Stephen Roberts, Esq. (1)

     (1)          To  be  filed  by  amendment.